ZF 050 P-1

                        SUPPLEMENT DATED DECEMBER 1, 1999
                             TO THE PROSPECTUSES OF
                 TEMPLETON VARIABLE PRODUCTS SERIES FUND (TVP) -
                           FRANKLIN S&P 500 INDEX FUND
                          CLASS 1, CLASS 2, AND CLASS 3
                              DATED OCTOBER 1, 1999

On October 21 and 22, 1999, the TVP and Franklin Templeton Variable Insurance Products Trust (VIP) Boards of Trustees approved a proposal to eliminate the duplication of funds of the TVP Trust and the VIP Trust, by merging the funds of the TVP Trust into the corresponding funds of the VIP Trust (Reorganization). The fees and expenses of the Franklin S&P 500 Index Fund will be the same after the Reorganization because the VIP Franklin S&P 500 Index Fund will have the same agreements as the TVP fund. Both Boards believe that the Reorganization would benefit insurance company shareholders and their contract owners as well as plan sponsors and plan participants. If approved by TVP shareholders, the Reorganization is expected to be completed around May 1, 2000.

It is anticipated that in December of 1999, TVP contract owners of record on November 30, 1999, will receive a voting instruction card requesting their instructions to the insurance company shareholder on the Reorganization. Plan sponsors and participants may vote only if specified by the relevant employee benefit plan. A proxy statement, which explains the details of the proposal, will accompany the voting instruction card.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.